[LOGO] FIRST INVESTORS

FUND FOR INCOME

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is

JANUARY 26, 2001

[LOGO] FIRST INVESTORS

CONTENTS

OVERVIEW OF THE FUND FOR INCOME
What is the Fund For Income?.................................................4
     Objectives..............................................................4
     Primary Investment Strategies...........................................4
     Primary Risks...........................................................4
Who should consider buying the Fund For Income?..............................4
How has the Fund For Income performed?.......................................5
What are the fees and expenses of the Fund For Income?.......................6

THE FUND FOR INCOME DETAIL
What are the Fund For Income's objectives,
principal investment strategies and principal risks?.........................8
Who manages the Fund For Income?.............................................9

BUYING AND SELLING SHARES
How and when does the Fund price its shares?................................10
How do I buy shares?........................................................10
Which class of shares is best for me?.......................................11
How do I sell shares?.......................................................12
Can I exchange my shares for the shares of other First Investors Funds?.....13

ACCOUNT POLICIES
What about dividends and capital gain distributions?........................14
What about taxes?...........................................................14
How do I obtain a complete explanation of all
account privileges and policies?............................................15

FINANCIAL HIGHLIGHTS  ......................................................15

OVERVIEW OF THE FUND FOR INCOME

WHAT IS
THE FUND FOR INCOME?

OBJECTIVES:

The Fund primarily seeks high current income and secondarily seeks capital appreciation.

PRIMARY INVESTMENT STRATEGIES:

The Fund primarily invests in a diversified portfolio of high-yield, below-investment grade corporate bonds (commonly known as "junk bonds"). These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a default by diversifying its investments among bonds of many different companies and industries. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to achieve capital appreciation by investing in high yield bonds with stable to improving credit conditions.

PRIMARY RISKS:

There are four primary risks of investing in the Fund.

o First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings. High yield bonds issued by foreign companies are subject to additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign markets.

o Second, the value of the Fund's shares could decline if the entire high yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors.

o Third, high yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell.

o Fourth, while high yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE FUND FOR INCOME?

The Fund For Income is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

o Are seeking an investment that offers a high level of current income and moderate growth potential,

o Are willing to accept a high degree of credit risk and market volatility, and

o Have a long-term investment horizon and are able to ride out market cycles.

You should keep in mind that the Fund for Income is not a complete investment program. For most investors, a complete program should include stock, bond and money market funds. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program could result in a loss.

HOW HAS THE FUND FOR INCOME PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last ten calendar years.

The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

                               [GRAPHIC OMITTED]

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIALS.]

1991            42.84%
1992            16.70%
1993            18.06%
1994             0.58%
1995            18.54%
1996            13.40%
1997            12.62%
1998             3.32%
1999             3.31%
2000            -6.12%

During the periods shown, the highest quarterly return was 14.74% (for the quarter ended March 31, 1991) and the lowest quarterly return was -5.63% (for the quarter ended December 31, 2000). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Credit Suisse First Boston High Yield Index ("High Yield Index"). This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                                INCEPTION
                        1 YEAR*     5 YEARS*   10 YEARS*     CLASS B SHARES
                                                                (1/12/95)

CLASS A SHARES         -11.93%       3.69%      10.90%          N/A
--------------------------------------------------------------------------------
CLASS B SHARES         -10.51%       3.97%      N/A             6.30%
--------------------------------------------------------------------------------
HIGH YIELD INDEX        -6.19%       4.09%      10.97%          6.19%**
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.
**THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 1/1/95 TO 12/31/00.

WHAT ARE THE FEES AND EXPENSES OF THE FUND FOR INCOME?

The table describes the fees and expense that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES

(fees paid directly from your investment)         CLASS A SHARES  CLASS B SHARES

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
(AS A PERCENTAGE OF OFFERING PRICE)                     6.25%           NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)
(AS A PERCENTAGE OF THE LOWER OF PURCHASE
PRICE OR REDEMPTION PRICE)                              NONE*           4.0%**
--------------------------------------------------------------------------------
*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**4% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER 8 YEARS.



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------
                                  DISTRIBUTION
                                 AND SERVICE                 TOTAL ANNUAL
                    MANAGEMENT       (12B-1)      OTHER      FUND OPERATING
                       FEES          FEES(1)    EXPENSES     EXPENSES(2)

               -----------------------------------------------------------------
CLASS A SHARES        0.73%       0.30%          0.26%          1.29%
               -----------------------------------------------------------------
CLASS B SHARES        0.73%       1.00%          0.26%          1.99%

(1) BECAUSE THE FUND PAYS RULE 12B-1 FEES, LONG-TERM SHAREHOLDERS COULD PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

(2) THE FUND HAS AN  EXPENSE  OFFSET  ARRANGEMENT  THAT MAY  REDUCE  THE  FUND'S
CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------------------
                                        ONE YEAR             THREE YEARS         FIVE YEARS            TEN YEARS
IF YOU REDEEM YOUR SHARES:
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                            $748                 $1,008              $1,288               $2,084
-------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                            $602                   $924              $1,273               $2,136*
-------------------------------------------------------------------------------------------------------------------
IF YOU DO NOT REDEEM YOUR SHARES:
-------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                            $748                 $1,008              $1,288               $2,084
-------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                            $202                   $624              $1,073               $2,136*
-------------------------------------------------------------------------------------------------------------------

*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND FOR INCOME IN DETAIL

WHAT ARE THE FUND FOR INCOME'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

OBJECTIVES:

The Fund primarily seeks high current income and secondarily seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund primarily invests in a diversified portfolio of high-yield, below-investment grade corporate bonds commonly known as "junk bonds" (those rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Ratings Group). High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former Blue Chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's portfolio may include zero coupon bonds and pay in kind bonds. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The
Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. The Fund attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. The Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Fund will usually sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Fund:

CREDIT RISK:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

MARKET RISK:

The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high yield market is usually associated more with stocks than bonds. The prices of high yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets.

LIQUIDITY RISK:

High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

INTEREST RATE RISK:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

FOREIGN INVESTMENT RISK:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

WHO MANAGES THE
FUND FOR INCOME?

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. FIMCO has been an investment adviser to the First Investors Family of Mutual Funds since 1965. It served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.9 billion as of January 12, 2001. FIMCO is responsible for supervising all aspects of the Fund's operations and determines the Fund's portfolio transactions. For the fiscal year ended September 30, 2000, FIMCO received advisory fees of 0.73% of the Fund's average daily net assets.

Nancy Jones serves as Portfolio Manager of the Fund. Ms. Jones also serves as Portfolio Manager of certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as a Director of Research in the High Yield Department.

BUYING AND SELLING SHARES

HOW AND WHEN DOES THE FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E. T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate its NAV, the Fund first values its assets, subtracts liabilities, and then divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, the Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000 to open a non-retirement Fund Account. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open any Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interest of the Fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

Class A shares of the Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                                 CLASS A SHARES
--------------------------------------------------------------------------------
YOUR INVESTMENT                         SALES CHARGE AS A PERCENTAGE OF
                                   OFFERING PRICE        NET AMOUNT INVESTED

Less than $25,000                      6.25%                         6.67%
--------------------------------------------------------------------------------
$25,000-$49,999                        5.75                          6.10
--------------------------------------------------------------------------------
$50,000-$99,999                        5.50                          5.82
--------------------------------------------------------------------------------
$100,000-$249,999                      4.50                          4.71
--------------------------------------------------------------------------------
$250,000-$499,999                      3.50                          3.63
--------------------------------------------------------------------------------
$500,000-$999,999                      2.50                          2.56
--------------------------------------------------------------------------------
$1,000,000 or more                        0*                            0*
--------------------------------------------------------------------------------

*IF YOU INVEST $1,000,000 OR MORE IN CLASS A SHARES, YOU WILL NOT PAY A FRONT-END SALES CHARGE. HOWEVER, IF YOU MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC OF 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                 CLASS B SHARES
--------------------------------------------------------------------------------
YEAR OF REDEMPTION                    CDSC AS A PERCENTAGE OF PURCHASE PRICE
                                            OR NAV AT REDEMPTION

Within the 1st or 2nd year                           4%
--------------------------------------------------------------------------------
Within the 3rd or 4th year                           3
--------------------------------------------------------------------------------
In the 5th year                                      2
--------------------------------------------------------------------------------
In the 6th year                                      1
--------------------------------------------------------------------------------
Within the 7th year and 8th year                     0
--------------------------------------------------------------------------------

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

The Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments maybe for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an on-going basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by:

o Contacting your Representative who will place a redemption order for you;

o Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, N.J. 07095-1198;

o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

o Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

Shares that you have owned for less than 15 days may only be redeemed by written request. Your redemption request will be processed at the price next computed after we receive the request, in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take longer than 7 days).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of the Fund for shares of any other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

ACCOUNT POLICIES

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

To the extent that it has net investment income, the Fund will declare on a daily basis and pay, on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually at the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in additional Fund shares. If any correspondence sent by the Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in additional Fund shares. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

Any dividends or capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, 401(k) account, or other tax-deferred account. Dividends and distributions of net short-term capital gains (if any) are taxable to you as ordinary income. Distributions of net long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the years indicated. Certain information reflects financial  results  for a single  Fund  share.  The total  returns  in the table represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.


FUND FOR INCOME

PER SHARE DATA

----------------------------------------------------------------------------------------------------------------------------
                           INCOME FROM INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS FROM


                NET ASSET               NET REALIZED                                                             NET ASSET
                 VALUE AT   NET         AND UNREALIZED      TOTAL FROM    NET           NET                      VALUE AT
               BEGINNING   INVESTMENT  GAIN (LOSS) ON      INVESTMENT    INVESTMENT    REALIZED      TOTAL          END OF
               OF PERIOD   INCOME      INVESTMENTS         OPERATIONS    INCOME        GAINS     DISTRIBUTIONS    PERIOD

CLASS A

1995(d)          $3.81        $.38       $.30                 $.68        $.36         $ --         $.36           $4.13

1996(d)           4.13         .39        .14                  .53         .37           --          .37            4.29

1997(d)           4.29         .38        .14                  .52         .38           --          .38            4.43

1998(a)           4.43         .29       (.26)                 .03         .29           --          .29            4.17

1999(e)           4.17         .40       (.27)                 .13         .38           --          .38            3.92

2000(e)           3.92         .35       (.26)                 .09         .38           --          .38            3.63


CLASS B

1995(b)          $3.81        $.31       $.33                 $.64        $.32          $--         $.32           $4.13

1996(d)           4.13         .38        .12                  .50         .35           --          .35            4.28

1997(d)           4.28         .34        .15                  .49         .35           --          .35            4.42

1998(a)           4.42         .26       (.26)                  --         .26           --          .26            4.16

1999(e)           4.16         .37       (.27)                 .10         .36           --          .36            3.90

2000(e)           3.90         .33       (.26)                 .07         .36           --          .36            3.61
-----------------------------------------------------------------------------------------------------------------------------


                                       16



RATIOS/SUPPLEMENTAL DATA

----------------------------------------------------------------------------------------------------------------
                                                                Net        Portfolio
                  Total        Net Assets at                  Investment     Turnover
                  Return*     End of Period    Expenses       Income         Rate
                   (%)        (in millions)       (%)         (Loss)%         (%)

CLASS A

1995(d)           18.54          $425             1.18         9.53           33

1996(d)           13.40            432            1.16         9.27           30

1997(d)           12.62            439            1.15         8.63           45

1998(a)             .49            410            1.27+        8.68+          28

1999(e)            3.13            389            1.29         9.71           28

2000(e)            2.46            501            1.29         9.55           14


CLASS B

1995(b)           17.46            $ 2            1.92+        8.78+          33

1996(d)           12.51              3            1.86         8.57           30

1997(d)           11.95              6            1.85         7.93           45

1998(a)            (.06)             9            1.97+        7.98+          28

1999(e)            2.29             14            1.99         9.01           28

2000(e)            1.81             23            1.99         8.85           14
-------------------------------------------------------------------------------------------------------
* Calculated without sales charges.
+ Annualized.
++ Net of expenses waived or assumed.
(a) For the period January 1, 1998 to September 30, 1998.
(b) For the period January 12, 1995 (date class B shares first offered) to December 31, 1995.
(d) For the calendar year ended December 31.
(e) For the fiscal year ended September 30.

[LOGO] FIRST INVESTORS

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF
ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL:

The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Fund by contacting the Fund at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198 TELEPHONE: 1-800-423-4026

You can review and copy Fund documents (including reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(INVESTMENT COMPANY ACT FILE NO: FIRST INVESTORS FUND FOR INCOME, INC. 811-2107)